Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2004
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                             Southwest Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


        Oklahoma                      0-23064                 73-1136584
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(State or other jurisdiction      (Commission file           (IRS Employer
of incorporation)                      number)            Identification Number)


608 South Main Street, Stillwater, Oklahoma  74074
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(Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code:  (405) 372-2230
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(a) Financial Statements. Not applicable.
(b) Pro Forma Financial Information. Not applicable.
(c) Exhibits. Exhibit 99--Press Release date February 2, 2004

Item 9. Regulation FD Disclosure.
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Item 12. Results of Operations and Financial Condition.
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Southwest's press release dated February 2, 2004, included as Exhibit 99 is furnished to the Securities and Exchange Commission under both Item 9 and Item 12 of this Form 8-K.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Southwest Bancorp, Inc.

                                  By   /s/ Rick Green
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                                       Rick Green
                                           President and Chief Executive Officer

Dated: February 23, 2004